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                                                                   EXHIBIT 10.28

AMENDMENT TO LEASE AGREEMENT
DATED DECEMBER 23, 1996
BY AND BETWEEN
DOUGLAS KAYE, LESSOR
AND
GLYKO, INC., LESSEE
DATED MARCH 15, 2000

The above referenced lease agreement shall be amended as follows:

RENT
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Commencing April 1, 2000 section 1, "Rent" of the lease agreement shall be amended as follows:
Year 1: $12,100 per month
Year 2: $12,700 per month
Year 3: $13,300 per month

OPTION TO RENEW
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In the event Lessee has not been in default under any of the terms and conditions of this lease Lessee shall have two(2), two(2) year options to renew upon the following term and conditions: Lessee shall give Lessor written notice of Lessee's intent to exercise its option to renew no earlier than twelve(12) months and no later than six(6) months prior to the lease expiration date, and first option to renew period, if exercised.

First Option Period
Year 4: $13,850 per month
Year 5: $14,500 per month

Second Option Period, if exercised
Rent for the second option period shall be determined as follows:

Rent shall be adjusted to the then fair market value for the Premises (the "Fair Market Value"). Fair Market Value is defined as the rent for Comparable Space (office and R&D), in new leases signed directly with the respective lessors, within the previous six(6) months of the exercise of any given option (the "Comparable Leases"). If there have been no leases signed within such time period, then Fair Market Value shall be defined as the rent quoted for Comparable Space (the "Quoted Rent"). The definition of Fair Market Value shall include annual rent adjustments in the Comparable Leases or Quoted Rent. In no event shall the rent for any option period be less than the rent paid by Lessee during the year immediately preceding such option period.

All other terms and conditions of the lease shall remain the same unless as indicated herein.


Lessor: Glyko, Inc.                          Lessor: Douglas Kaye

By:    /s/ R. W. ANDERSON                    By:    /s/ DOUGLAS KAYE
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Title: Vice President Finance and            Title:
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       Administration
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Date:  March 17, 2000                        Date:  March 22, 2000
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